UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

January 18, 2007

COLEY PHARMACEUTICAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51472	06-1506689
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

93 Worcester Street, Suite 101

Wellesley, MA 02481

(781) 431-9000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The disclosure set forth below in Item 2.05 with respect to the cash and investment balance of Coley Pharmaceutical Group, Inc. (“Coley” or the “Company”) at the end of 2006 is incorporated herein by reference. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 2.05. COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On January 18, 2007, the Board of Directors of the Company authorized the suspension of the independent development of ACTILON, the Company’s product candidate for the treatment of Hepatitis C virus (HCV) infection. The Company will focus its resources towards discovering and developing new TLR Therapeutics™, including its preclinical pipeline of synthetic RNA-based drugs designed to stimulate Toll-like receptors (TLRs) 7 and 8, as well as other synthetic agonists and antagonists targeting TLRs 7, 8 and 9.

A copy of the Company’s press release regarding these matters is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

In accordance with these program decisions, the Company has reduced its headcount by approximately 22 percent, or 33 employees. Employees affected by the reduction have been offered severance and outplacement support.

The estimated termination charges will be approximately $1.1 million and will be incurred primarily in the first quarter of 2007. In addition, the Company will adjust its non-cash stock compensation expense related to former employees in the first quarter of 2007. To the extent that this expense is determined to be material to the Company, the Company will amend this Current Report on Form 8-K to describe such expense. Suspending ACTILON development is expected to eliminate planned program expenses of $15.0 million. Based on Coley’s current plans, the Company believes that its cash and investments balance at the end of 2006 will be sufficient to finance its capital requirements for approximately 3 years.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	The following exhibit is furnished with this report:

Exhibit Number	Description
99.1	Press Release dated January 22, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COLEY PHARMACEUTICAL GROUP, INC.

Dated: January 22, 2007	By:	/s/ Charles H. Abdalian, Jr.
Charles H. Abdalian, Jr. Chief Financial Officer